United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       March 16, 2007

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code    (512) 531-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a) On March 16, 2007, Perficient, Inc. (the “Company”) dismissed BDO Seidman, LLP ("BDO Seidman") as its principal accountants. The Audit Committee of the Company’s Board of Directors participated in, recommended and authorized the decision to change its principal accountants.

The audit reports of BDO Seidman on the Company's financial statements as of December 31, 2006 and 2005 and for the years then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of BDO Seidman on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as discussed below. BDO Seidman’s audit report on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 indicated that the Company did not maintain effective internal control over financial reporting because of a material weakness on the achievement of the objectives of the control criteria and contained an explanatory paragraph that stated the Company did not maintain a sufficient number of personnel to fill key accounting functions which resulted in the following: the assignment of existing accounting staff to incompatible duties, the Company’s limited reliance on preventive and application controls and over reliance on detective controls, and the lack of detail reviews of key spreadsheet controls. BDO Seidman’s audit report on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 indicated that in BDO Seidman’s opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2006.

During the two years ended December 31, 2006 and through March 16, 2007, there were no disagreements between the Company and BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or matter of the kind described in Item 304(a)(1)(v) of Regulation S-K, which if not resolved to the satisfaction of BDO Seidman, would have required BDO Seidman to make reference to the subject matter of such disagreement in connection with its opinion on the financial statements of the Company for such years. During the Company’s two years ended December 31, 2006 and through March 16, 2007, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K, except that BDO Seidman advised the Company of the material weakness identified in internal controls over financial reporting for the year ended December 31, 2005 as discussed above.

The Company provided BDO Seidman with a copy of this Form 8-K prior to its filing and requested that BDO Seidman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 19, 2007, is attached hereto as Exhibit 16.1.

(b) The Company engaged the accounting firm of KPMG LLP (“KPMG”) to serve as its principal accountants as of March 22, 2007. During the fiscal years ended December 31, 2006 and 2005, and through March 21, 2007, the Company did not consult with KPMG on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit	Description

16.1	Letter regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

BY:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer

Date: March 22, 2007

EXHIBIT INDEX

16.1	Letter regarding change in certifying accountant